Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Cascade Funding LP - Series 2

1251 Avenue of the Americas, Floor 50

New York, New York 10020

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of Cascade Funding Mortgage Trust 2022-RM4, Asset-Backed Notes, Series 2022-RM4. Cascade Funding LP - Series 2 (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Data File. Additionally, Nomura Securities International, Inc. and Performance Trust Capital Partners, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Data File and communicated differences prior to being provided the final Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On March 11, 2022 representatives of the Company provided us with a computer generated mortgage asset data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business February 28, 2022, with respect to 270 mortgage loans (the “Mortgage Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Characteristics

1	WAM ID (for informational purposes only)	36	Active Borrowers
2	Subservicer ID (for informational purposes only)	37	Non-Borrowing Spouse Flag
3	Subservicer (for informational purposes only)	38	Property Appraisal Value (at Origination)
4	Property City	39	Original LTV
5	Property State	40	Most Recent Property Value Date
6	Property Zip Code	41	Most Recent Property Value Type
7	Property Type	42	Most Recent Property Value ($)
8	Originator	43	Current LTV
9	Origination Date	44	Occupancy Status
10	Original Interest Rate	45	Living Borrower FICO
11	Growth Rate	46	Living Borrower FICO Date
12	Total Initial Advance Limit	47	Living CoBorrower FICO
13	Total Initial Advance	48	Living CoBorrower FICO Date
14	Current Balance	49	Subservicer Loan Status
15	Total Advance Limit	50	Summary Loan Status
16	Current Line of Credit Available	51	Default Reason
17	Rate Type	52	Default Date
18	Index	53	Original Payment Type
19	Margin	54	Current Payment Type
20	Maximum Interest Rate (Life Cap)	55	Scheduled Monthly Payment
21	Next Rate Adjustment Date	56	Loan Age
22	Rate Adjustment Frequency	57	Normal Method of Foreclosure
23	Current Interest Rate	58	Refer to Foreclosure Date
24	Monthly Servicing Fee	59	First Legal Filed Date
25	Current Repairs Set Aside	60	Foreclosure 1st Legal Complete Date
26	Current Taxes and Insurance Set Aside	61	Foreclosure Confirmed Sale Date
27	Borrower 1 Gender	62	Foreclosure Service Complete Date
28	Borrower 2 Gender	63	Foreclosure Judgement Completed Date
29	Borrower 1 Birth Date	64	Foreclosure Scheduled Sale Date
30	Borrower 2 Birth Date	65	Bankruptcy Discharged or Dismissed Date
31	Borrower 1 Age Calc	66	Bankruptcy Filed Date
32	Borrower 2 Age Calc	67	Date to REO
33	Borrower 1 Death Date	68	Deed In Lieu Recorded Date
34	Borrower 2 Death Date	69	Note Type
35	Youngest Living Borrower Age

We compared Characteristics 4. through 69. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business February 28, 2022 (collectively, the “Servicer System File”).

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File, were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 15, 2022